                                                                    EXHIBIT 10b1

                                    TERMINATION, REPLACEMENT AND RESTATEMENT
                           AGREEMENT dated as of July 10, 2003, among FORTUNE BRANDS, INC., a Delaware corporation (the "Company"), the financial institutions listed in Annex I hereto under the captions "Continuing Lenders" (the "Continuing Lenders") and "Additional Lenders" (the "Additional Lenders", and together with the Continuing Lenders, the "Lenders"), JPMORGAN CHASE BANK, as successor to The Chase Manhattan Bank, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and CITIBANK, N.A., as Syndication Agent. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the New Credit Agreement (as defined below).

                  WHEREAS, the Company, the Continuing Lenders, certain other lenders and the Administrative Agent are parties to the 364-Day Revolving Credit Agreement dated as of July 11, 2002 (the "Existing Credit Agreement");

                  WHEREAS, the Existing Credit Agreement is to be terminated as provided herein; and

                  WHEREAS, the Continuing Lenders and the Additional Lenders are willing, subject to the terms and conditions of this Agreement, to replace the Existing Credit Agreement with a new credit agreement as provided herein.

                  NOW, THEREFORE, in consideration of the mutual agreements contained in this Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Replacement and Restatement. Subject to the conditions set forth in Section 3 hereof:

                  (a) the Existing Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement (the "New Credit Agreement") identical in form and substance to the Existing Credit Agreement except as expressly set forth below.

                  (b) The heading of the New Credit Agreement shall read as follows:

                                    "364-DAY REVOLVING CREDIT AGREEMENT dated as
                           of July 10, 2003, among FORTUNE BRANDS, INC., a Delaware corporation, the LENDERS party hereto, JPMORGAN CHASE BANK, as Administrative Agent, CITIBANK, N.A., as

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                                                                               2

                           Syndication Agent and FLEET NATIONAL BANK, CREDIT SUISSE FIRST BOSTON, and BARCLAYS BANK PLC, as Documentation Agents."

         and all references to the "Effective Date" in the New Credit Agreement shall be deemed to refer to July 10, 2003.

                  (c) The definition of "Maturity Date" in Section 1.01 of the New Credit Agreement shall read as follows:

                           "Maturity Date" means the Termination Date, or, if
                  the Company exercises its option under Section 2.21, July 8, 2005.

                  (d) The definition of "Termination Date" in Section 1.01 of the New Credit Agreement shall read as follows:

                           "Termination Date" means July 8, 2004.

                  (e) Section 3.04 of the New Credit Agreement shall read as follows:

                           SECTION 3.04. Financial Condition; No Material
                  Adverse Change. (a) The Company has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2002 reported on by PricewaterhouseCoopers, independent public accountants, and
                  (ii) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 2003, as filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

                           (b) Since December 31, 2002 there has been no
                  material adverse change in the business, assets, operations or financial condition of the Company and its Subsidiaries, taken as a whole."

                  (f) The following sentences shall be added to the end of
         Section 9.12:

                  Notwithstanding anything herein to the contrary, any Lender (and any employee, representative or other agent of such Lender) may disclose to any and all persons, without limitation of any kind, such Lender's U.S. federal income tax treatment and the U.S. federal income tax structure of the transactions contemplated hereby relating to such Lender and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, no disclosure of any information relating to such tax treatment or tax structure may be made to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws.

                  (g) The references to "July 11, 2002" in Exhibit A, Exhibit B and Exhibit D of the Existing Credit Agreement shall be changed to references to "July 10, 2003" in the New Credit Agreement.

                  (h) Schedule 2.01 to the New Credit Agreement shall be in the form of Schedule 2.01 to this Agreement.

                  (i) Schedule 3.06 to the New Credit Agreement shall be in the form of Schedule 3.06 to this Agreement.

                  SECTION 2. Representations and Warranties. The Company represents and warrants to each of the Lenders as of the Effective Date (as defined below) that:

                  (a) This Agreement and the New Credit Agreement have been duly authorized and, in the case of this Agreement, executed and delivered by it and each constitutes its legal, valid and binding obligations enforceable in accordance with their terms.

                  (b) The representations and warranties set forth in Article III of the New Credit Agreement, after giving effect to this Agreement, are true and correct on the date hereof with the same effect as if made on the date hereof.

                  (c) Before and after giving effect to this Agreement, no Default has occurred and is continuing.

                  SECTION 3. Conditions to Effectiveness. This Agreement shall become effective as of July 10, 2003 (the "Effective Date") upon the occurrence of the following conditions precedent:

                  (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

                     (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Chadbourne & Parke LLP, counsel for the Company, substantially in the form of Exhibit B to the Existing Credit Agreement but referring to this Agreement and the New Credit Agreement and covering such other matters relating to the Company, this Agreement, the New Credit Agreement or the Transactions as the Required Lenders shall reasonably request. The Company hereby requests such counsel to deliver such opinions.

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                                                                               4

                  (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Company, the authorization of the Transactions and any other legal matters relating to the Company, this Agreement, the New Credit Agreement or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

                  (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance with the conditions set forth in paragraphs (b) and (c) of
         Section 2.

                  (e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including the fees set forth in Section 4 and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.

                  (f) The commitments under the Existing Credit Agreement shall have been terminated and all principal, interest and other amounts outstanding thereunder (including all fees accrued thereunder to the Effective Date) shall have been paid in full.

                  SECTION 4. Fees. The Company agrees to pay to each Lender a fee in an amount equal to 0.02% of such Lender's Revolving Commitment (whether used or unused), in each case as of the Effective Date; provided that the Company shall have no liability for any such fee if this Agreement does not become effective pursuant to Section 3.

                  SECTION 5. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

                  SECTION 6. Existing Credit Agreement. Until the occurrence of the Effective Date as provided in Section 3 hereof, the Existing Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, all Revolving Commitments and Revolving Loans thereunder shall continue as set forth therein and all fees and interest accruing under the Existing Credit Agreement shall continue to accrue at the rates provided for therein.

                  SECTION 7. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

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                                                                               5

                  SECTION 8. Expenses. The Company agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Agreement including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                          FORTUNE BRANDS, INC.,

                                            by ________________________________
                                               Name:
                                               Title:

                                          JPMORGAN CHASE BANK, individually and
                                          as Administrative Agent,

                                            by ________________________________
                                               Name:
                                               Title:

                                          CITIBANK, N.A.,

                                            by ________________________________
                                               Name:
                                               Title:

                                          BARCLAYS BANK PLC,

                                            by ________________________________
                                               Name:
                                               Title:

                                          CREDIT SUISSE FIRST BOSTON, CAYMAN
                                          ISLANDS BRANCH,

                                            by ________________________________
                                               Name:
                                               Title:

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                                                                               7

                                          FLEETBOSTON FINANCIAL,

                                            by ________________________________
                                               Name:
                                               Title:

                                          U.S. BANK, NATIONAL ASSOCIATION,

                                            by ________________________________
                                               Name:
                                               Title:

                                          THE NORTHERN TRUST COMPANY,

                                            by ________________________________
                                               Name:
                                               Title:

                                          THE BANK OF TOKYO MITSUBISHI, LTD.,
                                          CHICAGO BRANCH,

                                            by ________________________________
                                               Name:
                                               Title:

                                          BANK ONE, NA,

                                            by ________________________________
                                               Name:
                                               Title:

                                          THE BANK OF NEW YORK,

                                            by ________________________________
                                               Name:
                                               Title:

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                                                                               8

                                          WESTPAC INSTITUTIONAL BANK,

                                            by ________________________________
                                               Name:
                                               Title:

                                          ABN AMRO Bank N.V.,

                                            by ________________________________
                                               Name:
                                               Title:

                                          HSBC BANK PLC,

                                            by ________________________________
                                               Name:
                                               Title:

                                                                         ANNEX I

Continuing Lenders

JPMorgan Chase Bank
Citibank, N.A.
Barclays Bank PLC
Credit Suisse First Boston
FleetBoston Financial
U.S. Bank, National Association
The Northern Trust Company
The Bank of Tokyo-Mitsubishi, Ltd., Chicago Branch
The Bank One, NA (Main Office Chicago)
The Bank of New York
Westpac Institutional Bank
ABN AMRO Bank N.V.
HSBC Bank PLC

Additional Lenders

                Lender                      Revolving Commitment
                ------                      --------------------
JPMorgan Chase Bank                            $ 29,000,000
----------------------------------------------------------------
Citibank, N.A.                                 $ 29,000,000
----------------------------------------------------------------
Barclays Bank PLC                              $ 25,000,000
----------------------------------------------------------------
Credit Suisse First Boston                     $ 25,000,000
----------------------------------------------------------------
FleetBoston Financial                          $ 25,000,000
----------------------------------------------------------------
U.S. Bank, National Association                $ 22,000,000
----------------------------------------------------------------
The Northern Trust Company                     $ 19,000,000
----------------------------------------------------------------
The Bank of Tokyo-Mitsubishi, Ltd.,
Chicago Branch                                 $ 15,000,000
----------------------------------------------------------------
The Bank One, NA (Main Office Chicago)         $ 15,000,000
----------------------------------------------------------------
The Bank of New York                           $ 15,000,000
----------------------------------------------------------------
Westpac Institutional Bank                     $ 11,000,000
----------------------------------------------------------------
ABN AMRO Bank N.V.                             $ 10,000,000
----------------------------------------------------------------
HSBC Bank PLC                                  $ 10,000,000
================================================================
               Total                           $250,000,000